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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                      ----------------------------------

                                   FORM 8-K
                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) June 4, 1999

                             WHIRLPOOL CORPORATION
             -----------------------------------------------------
            (Exact name of registrant as specified in its charter)


         Delaware                         1-3932                38-1490038
----------------------------         ----------------        -------------------
(State or other jurisdiction         (Commission File         (I.R.S. Employer
        of incorporation)                 Number)            Identification No.)



         2000 M63 North, Benton Harbor, Michigan            49022-2692
         -------------------------------------------------------------
         (Address of principal executive officers)          (Zip Code)


                                (616)-923-5000
              --------------------------------------------------
              Registrant's telephone number, including area code


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Item 5. Other Events
        ------------

          On June 4, 1999, the registrant issued a press release announcing it's board of directors had elected Jeff M. Fettig to the position of president and chief operating officer. Fettig was also elected to the company's board of directors. The board also selected Bengt G. Engstrom, currently vice president, manufacturing and technology for Whirlpool Europe, to succeed Fettig as executive vice president and head of Whirlpool Europe. Mark E. Brown has been promoted to the position of executive vice president and chief financial officer succeeding Ralph F. Hake who has resigned from the company.

Item 7. Financial Statements and Exhibits
        ---------------------------------

          Copy of press release dated June 4, 1999 regarding the registrant's announcement of several top management changes.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 WHIRLPOOL CORPORATION
                                 Registrant



Date: June 4, 1999            By: /s/  Robert T. Kenagy
                                  ----------------------------------------
                                  Name:  Robert T. Kenagy
                                  Title: Associate General Counsel and
                                          Secretary